UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2004

                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-07155                  13-2740040
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

 1001 Winstead Drive, Cary, North Carolina                         27513
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  (Address of Principal Executive Offices)                       (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      333-59287                  36-2467635
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

 1001 Winstead Drive, Cary, North Carolina                         27513
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrants' telephone number, including area code: (800) 497-6329

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 91/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15 (d) as a result of such notes. As of April 27, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 12. Results of Operations and Financial Condition

On April 27, 2004, R.H. Donnelley Corporation (the "Company") issued a press release containing certain financial results of the Company for the three months ended March 31, 2004. Pursuant to SEC Release No. 33-8216, this release is being furnished, not filed, under Item 12, "Results of Operations," to this Current Report on Form 8-K. Therefore, none of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company. A copy of this press release has been filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


R.H. DONNELLEY CORPORATION


By:      /s/ ROBERT J. BUSH
         ------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  April 27, 2004


R.H. DONNELLEY INC.


By:      /s/ ROBERT J. BUSH
         ------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  April 27, 2004

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release issued April 27, 2004